UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

______________

FORM 8-K

______________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 19, 2006

(Date of Earliest Event Reported)
______________

INTUITIVE SURGICAL, INC.
(Exact Name of Registrant as Specified in Its Charter)
______________

Delaware	Commission File:	77-0416458
(State or Other Jurisdiction of Incorporation or Organization)	000-30713	(I.R.S. Employer Identification No.)

950 Kifer Road
Sunnyvale, California 94086
(Address of Principal Executive Offices)

(408) 523-2100
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement.

On May 19, 2006, the board of directors of Intuitive Surgical, Inc. (the “Company” and “we,” “us” and “our”) approved adjustments to compensation for our outside directors as indicated below, effective immediately.

Cash Payments

BOARD OF DIRECTORS COMPENSATION
	Prior Compensation	Approved as Current Compensation
ANNUAL RETAINER

Board Members	$10,000	$10,000
ADDITIONAL ANNUAL RETAINER
Board Chair	0	0
Audit Committee Chair	0	10,000
Compensation Committee Chair	0	10,000
Governance & Nominating Committee Chair	0	10,000
MEETING FEES
Board Members	2,500	5,000
Audit Committee Members	500	1,000
Compensation Committee Members	500	1,000
Governance & Nominating Committee Members	500	1,000

Automatic Option Grants

Currently, our non-employee directors are automatically granted options to purchase shares of our common stock pursuant to the terms of our 2000 Non-Employee Directors’ Stock Option Plan, as amended (the “Plan”). Our board of directors approved an amendment of the Plan to provide for a decrease in the number of options granted annually to our non-employee directors.

Under the Plan prior to its most recent amendment, (i) each person who became a non-employee director would be granted on the date on which he or she first became a non-employee director an Initial Option to purchase 15,000 shares of our common stock on the date of such initial election (the “Initial Option”) and (ii) each person who is a non-employee director automatically would be granted an additional option to purchase 7,500 shares of the our common stock (a “Subsequent Option”) on the date of each annual meeting of stockholders immediately following which such director was serving on our board of directors, provided that, on such date, he or she shall have served on our board of directors for at least six (6) months prior to the date of such annual meeting.

Under the Plan as most recently amended, (i) the Initial Option will remain the same and (ii) the Subsequent Option will be decreased to 5,000 shares of our common stock on the date of each annual meeting of stockholders immediately following which such director is serving on our board of directors, provided that, on such date, he or she shall have served on our board of directors for at least six (6) months prior to the date of such annual meeting.

In addition, prior to the most recent amendment, the non-employee directors who served as the chairman of a board committee were granted additional options to purchase 2,500 shares of our common stock. This additional option grant has been removed from the Plan as most recently amended.

The following chart summarizes the changes described above:

BOARD OF DIRECTORS AUTOMATIC OPTION GRANTS
	Prior Option Grants	Approved as Current Option Grants
INITIAL OPTION
Board Members	15,000	15,000
SUBSEQUENT OPTION
Board Members	7,500	5,000
OPTION GRANT TO COMMITTEE CHAIRS
Audit Committee Chair	2,500	0
Compensation Committee Chair	2,500	0
Governance & Nominating Committee Chair	2,500	0

Except as described above, the Plan’s provisions remain unchanged. The foregoing description is qualified in its entirety by reference to the Plan and its amendments, which are filed hereto and incorporated by reference into this report.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits.

10.1*	Intuitive Surgical, Inc. 2000 Non-Employee Directors’ Stock Option Plan
10.2 **	Amendment to the Intuitive Surgical, Inc. 2000 Non-Employee Directors’ Stock Option Plan
10.3	Second Amendment to the Intuitive Surgical, Inc. 2000 Non-Employee Directors’ Stock Option Plan

*	Incorporated by reference to the Company’s Registration Statement on Form S-1, as amended (File No. 333-33016), originally filed with the Securities and Exchange Commission on March 22, 2000.
**	Incorporated by reference to the Company’s Registration Statement on Form S-4, as amended (File No. 333-104093), originally filed with the Securities and Exchange Commission on March 28, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 16, 2006

INTUITIVE SURGICAL, INC.

By:	/s/ Lonnie Smith
	Name:	Lonnie M. Smith
	Title:	President and Chief Executive Officer